Statement Under Oath of Principal Executive Officer Regarding Facts
               and Circumstances Relating to Exchange Act Filings

     I, John J. Shalam, Chief Executive Officer of Audiovox Corporation state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports (as defined below) of Audiovox Corporation and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (on in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed.

     (2)  I  have  reviewed  the  contents  of  this   statement  with  Audiovox
          Corporation's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the Fiscal Year Ended November 30, 2001 as filed with the Securities and Exchange Commission on March 18, 2002;

          o all reports filed on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Audiovox Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.



s/John J. Shalam
John J. Shalam                                 Subscribed and sworn to
Chief Executive Officer                        before me this 18th day of
Audiovox Corporation                           October, 2002.

Date:  October 18, 2002                        s/Susan C. Toomey
                                               --------------------------------
                                               Notary Public
                                               My Commission Expires: 01/04/03

                                  Exhibit 99.1